UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

SilverSun Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(6)	Amount Previously Paid:

(7)	Form, Schedule or Registration Statement No.:

(8)	Filing Party:

(9)	Date Filed:

November 4, 2022

Dear Fellow SilverSun Stockholders:

We invite you to attend the 2022 Annual Meeting of Stockholders of SilverSun Technologies, Inc. to be held at the SilverSun corporate offices located at 120 Eagle Rock Avenue, East Hanover, New Jersey 07936 on December 15, 2022 at 10:00 A.M. EST.

The Notice of the Annual Meeting and Proxy Statement accompanying this letter provide information concerning matters to be considered and acted upon at the meeting. Immediately following the meeting, a report on our operations will be presented, including a question-and-answer and discussion period. Our 2021 results are presented in detail in our Annual Report.

Your vote is very important. We encourage you to read the Proxy Statement and vote your shares as soon as possible. Whether or not you plan to attend, you can be sure your shares are represented at the Annual Meeting by promptly submitting your vote by the Internet, by telephone or, if you request a paper copy of the proxy materials and receive a proxy card, by mail.

On behalf of the Board of Directors, thank you for your continued confidence and investment in SilverSun.

Sincerely,

/s/ Mark Meller
Mark Meller
Chairman of the Board

SilverSun Technologies, Inc.

120 Eagle Rock Avenue

East Hanover, NJ  07936

(973) 396-1720

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on Thursday, December 15, 2022

To the Stockholders of SilverSun Technologies, Inc.

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of SilverSun Technologies, Inc., a Delaware corporation (the “Company” or “SilverSun”), will be held on Thursday, December 15, 2022, beginning at 10:00 a.m. Eastern time. The purpose of the meeting is to consider and act upon the following matters:

1.

To elect four (4) directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified, subject to the terms of the Merger Agreement (as defined herein)(Proposal 1);

2.	To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2); and

To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on October 17, 2022, will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting. We are providing proxy material access to our stockholders via the Internet at www.proxyvote.com.Please give the proxy materials your careful attention.

At the Annual Meeting, shareholders will not be voting on the recently-announced September 29, 2022 Merger Agreement with, among others, Rhodium Enterprises, Inc., or any of the transactions contemplated thereby. Shareholders will receive a separate proxy statement and related materials before the special meeting we intend to hold to seek shareholder approvals as described under the “Recent Developments” section of the accompanying proxy statement.

By Order of the Board of Directors,

/s/ Mark Meller
Mark Meller
Chairman of the Board of Directors

New York, NY

November 4, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 15, 2022

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

Your vote is important. We encourage you to review all of the important information contained in the proxy materials before voting.

RECENT DEVELOPMENTS

As previously announced, we have entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Rhodium Enterprises Acquisition Corp., a Delaware corporation and direct wholly owned subsidiary of the Company (“Merger Sub I”), Rhodium Enterprises Acquisition LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Company (“Merger Sub II”), and Rhodium Enterprises, Inc., a Delaware corporation (“Rhodium”). Upon the terms and subject to the conditions set forth in the Merger Agreement, among other things, (i) Merger Sub I shall be merged with and into Rhodium (the “First Merger”) in accordance with Delaware General Corporation Law (the “DGCL”). As a result of the First Merger, Merger Sub I shall cease to exist, and Rhodium shall continue as the surviving corporation of the First Merger, and (ii) immediately following the First Merger, Rhodium shall be merged with and into Merger Sub II (the “Second Merger” and together with the First Merger, the “Mergers”) in accordance with the DGCL and the Delaware Limited Liability Company Act . As a result of the Second Merger, Rhodium shall cease to exist, and Merger Sub II shall continue as the surviving company of the Second Merger and as a direct, wholly owned subsidiary of SilverSun which will operate the pre-Merger business of Rhodium through its management of Rhodium Technologies LLC, a Delaware limited liability company. The transactions contemplated by the Merger Agreement (the “Transactions”) are expected to close in the first quarter of 2023. The full text of the Merger Agreement is included in a Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on October 3, 2022.

In connection with the Merger Agreement and the Mergers, SilverSun and SilverSun Technologies Holdings, Inc., a recently formed Delaware corporation and direct wholly owned subsidiary of SilverSun (“SilverSun Holdings”), will enter into that certain Separation and Distribution Agreement, whereby all of the issued and outstanding common stock of SilverSun Holdings, which owns all of the issued and outstanding common stock of (i) SWK Technologies, Inc., a Delaware corporation and indirect wholly owned subsidiary of SilverSun (“SWK”), and (ii) Secure Cloud Services, Inc., a Nevada corporation and indirect wholly owned subsidiary of SilverSun (“SCS”), will be distributed on a pro rata basis to the stockholders of SilverSun as of a yet to be determined record date.(the “Distribution”). Following the Distribution, (a) the businesses of SWK and SCS will continue to be operated consistent with past practices and will be managed by the current management of SilverSun and the current members of the SilverSun Board, and (b) SilverSun Holdings will apply for public listing of the SilverSun Holdings shares distributed in the Distribution in reliance on a Form 10 that will be filed by SilverSun Holdings with the SEC.

Shareholders will not be voting on the Mergers or any of the other Transactions at the Annual Meeting. Instead, a special meeting will be scheduled to seek shareholder approval on the Mergers and the other Transactions. We have filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that included a joint proxy statement/prospectus. After the Registration Statement is declared effective by the SEC, we intend to mail a definitive proxy statement/prospectus to shareholders of record of SilverSun and Rhodium.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT AND ANNUAL MEETING	1
Soliciting Proxies	1
Voting Securities	1
Voting of Proxies	2
Revocability of Proxies	2
Voting Procedures and Votes Required	2
Uninstructed Shares	2
Changing Your Vote	2
Votes Required to Approve a Proposal	3
Tabulation and Reporting of Voting Results	3
Proxy Materials Are Available on the Internet	3
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	4
CORPORATE GOVERNANCE	8
Board of Directors	8
Board Committees	11
Board Diversity	13
Code of Ethics	14
Delinquent Section 16(a) Reports	14
EXECUTIVE OFFICERS	14
EXECUTIVE COMPENSATION	15
Summary Compensation Table	15
Agreements with Named Executive Officers	15
Outstanding Equity Awards at Year End	16
DIRECTOR COMPENSATION	16
OWNERSHIP OF COMMON STOCK	18
Transactions with Related Persons	19
AUDIT-RELATED MATTERS	20
Audit Committee Report	20
Audit Fees and Services	20
MATTERS TO BE VOTED ON	21
Proposal 1: Election of Four (4) Directors to Serve Until the Next Annual Meeting of Stockholders and Until their Respective Successors Shall Have Been Duly Elected and Qualified	21
Proposal 2: Ratification of the Selection of Marcum LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022	23
Pre-Approval Policies and Procedures	23
OTHER MATTERS	24
Householding of Annual Meeting Materials	24

SILVERSUN TECHNOLOGIES INC.

120 Eagle Rock Avenue

East Hanover, NJ  07936

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, DECEMBER 15, 2022

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND ANNUAL MEETING

General

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of SilverSun Technologies, Inc. (together with its subsidiaries, the “Company”, “SilverSun”, “we”, “us” or “our”) for use at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, December 15, 2022, beginning at 10:00 a.m. Eastern time, and at any adjournment or postponement thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to the Company’s shareholders on or about November 4, 2022.

Soliciting Proxies

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on October 17, 2022 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were approximately 5,256,177 shares of Common Stock of the Company issued and outstanding and entitled to vote representing approximately 853 holders of record. Shareholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company’s Bylaws, as amended, provide that at least a majority of the outstanding shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The enclosed Proxy reflects the number of shares that you are entitled to vote. Shares of Common Stock may not be voted cumulatively.

Why am I being provided with these proxy materials?

We have delivered printed versions of these proxy materials to you by mail in connection with the solicitation by our Board of proxies for the matters to be voted on at our Annual Meeting and at any adjournment or postponement thereof.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

What if other matters come up at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. You can vote your shares by proxy via Internet or mail. To vote via Internet, go to www.proxyvote.com and follow the instructions. To vote by mail, fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope to Broadridge Financial Solutions, Inc. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 120 Eagle Rock Avenue, East Hanover, New Jersey 07936, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting Procedures and Vote Required

Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions below. Choose the way to vote that is easiest and most convenient for you, and cast your vote as soon as possible.

If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, broker or other nominee, you may vote in one of three ways:

●

You may vote over the Internet. You may vote your shares by following the “Vote by Internet” instructions on the accompanying proxy card. If you vote over the Internet, you do not need to vote by telephone or complete and mail your proxy card.

●	You may vote in Person. You may vote your shares in person if you attend the Annual Meeting.

●

You may vote by mail. If you requested a proxy card by mail, you may vote by completing, dating and signing the proxy card delivered and promptly mailing it in the postage-paid envelope provided. If you vote by mail, you do not need to vote over the Internet or by telephone.

Uninstructed Shares

All proxies that are executed or are otherwise submitted over the Internet or by telephone will be voted on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders in accordance with the instructions set forth herein. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the Board of Directors’ recommendations on such proposals as set forth in this proxy statement.

Changing your Vote

After you have submitted a proxy, you may still change your vote and revoke your proxy at any time prior to the Annual Meeting by doing any one of the following things:

●	Over the Internet. You may vote by proxy by visiting www.proxyvote.com and entering the control number found in your Notice of Internet Availability.

●

By mail. If you requested a proxy card by mail, you will receive a proxy card or voting instruction form and you may vote by signing such proxy card and either arranging for delivery of that proxy card in the envelope provided or returning it by mail in the envelope provided prior to the start of the Annual Meeting.

Your attendance at the Annual Meeting alone will not revoke your proxy.

Votes Required to Approve a Proposal

The holders of a majority in interest of all stock issued, outstanding and entitled to vote at a meeting, present in person or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. Shares of common stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

The following votes are required for approval of the proposals being presented at the Annual Meeting:

Proposal 1: Election of Directors. Votes may be cast: “FOR ALL” nominees, “WITHHOLD ALL” nominees or “FOR ALL EXCEPT” those nominees noted by you on the appropriate portion of your proxy or voting instruction card. At the Meeting, four directors are to be elected, which number shall constitute our entire Board, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Pursuant to our bylaws, as amended, directors are to be elected by a majority of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Proposal 2: To Ratify the Selection of Marcum LLP as SilverSun’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of common stock representing a majority of the shares of Common Stock cast at the meeting in person or by proxy is required for the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the current fiscal year. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.

Tabulation and Reporting of Voting Results

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. SilverSun will publish the final voting results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting.

This proxy statement, the accompanying proxy card and our 2021 annual report to stockholders were first made available to stockholders on or about November 4, 2022.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to SilverSun Technologies, Inc., 120 Eagle Rock Avenue, East Hanover, NJ 07936.

Proxy Materials Are Available on the Internet

SilverSun uses the Internet as the primary means of furnishing proxy materials to stockholders. We send a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability” to our stockholders with instructions on how to access the proxy materials online at proxyvote.com or request a printed copy of materials.

Stockholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials online to reduce environmental impact and mailing costs.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of SilverSun Technologies, Inc. (sometimes referred to as the “Company,” “SilverSun,” “we” or “us”) is soliciting your proxy to vote at the Annual Meeting of stockholders. According to our records, you were a shareholder of the Company as of the end of business on October 17, 2022.

You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail these proxy materials on or about November 4, 2022 to all shareholders of record on the Record Date entitled to vote at the Annual Meeting.

What is included in these materials?

These materials include this proxy statement for the Annual Meeting and the proxy card.

What is the proxy card?

The proxy card enables you to appoint Mark Meller, our Chief Executive Officer, as your representative at the Annual Meeting. By completing and returning a proxy card, you are authorizing Mr. Meller to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

When and where is the Annual Meeting being held?

The Annual Meeting will be held on December 15, 2022 commencing at 10:00 a.m., Eastern time, at 120 Eagle Rock Avenue, East Hanover, NJ 07936.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at www.proxyvote.com.

Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on October 17, 2022, will be entitled to vote at the Annual Meeting. On this Record Date, there were 5,256,177 shares of Common Stock outstanding and entitled to vote.

The Annual Meeting will begin promptly at 10:00 a.m., Eastern time. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the check-in procedures.

Shareholder of Record: Shares Registered in Your Name

If on October 17, 2022 your shares were registered directly in your name with SilverSun’s transfer agent, Pacific Stock Transfer, Inc., then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on October 17, 2022, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for a vote:

1.	To elect four directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal 1);

2.	To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2); and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board is not currently aware of any other business that will be brought before the Annual Meeting.

How do I vote?

You may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record as of the Record Date, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

●

To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive. You should be prepared to present photo identification for admittance. A list of shareholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at our principal executive offices, which are located at 120 Eagle Rock Avenue, East Hanover, NJ 07936.

●

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your completed and signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet by following instructions provided by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.

What is a quorum for purposes of conducting the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the total voting power of the issued and outstanding Common Stock, or [*] shares, entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of the directors (Proposal No. 1), “FOR” ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2), and “FOR” approval of any adjournment of the Annual Meeting, if necessary or appropriate, to transact such other business as may properly come before the meeting and all adjournments and postponements thereof; and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the election of the directors (Proposal No. 1), “FOR”  ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2), and “FOR” approval of any adjournment of the Annual Meeting, if necessary or appropriate, to transact such other business as may properly come before the meeting and all adjournments and postponements thereof. Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

Who is paying for this proxy solicitation?

We will bear the cost of mailing and solicitation of proxies. Proxies may be solicited by mail or personally by our directors, officers or employees, none of whom will receive additional compensation for such solicitation. Those holding shares as of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another SilverSun Technologies, Inc. shareholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at 866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy card with a later date;
●	You may send a timely written notice that you are revoking your proxy to the Company at 120 Eagle Rock Avenue, East Hanover, NJ 07936, Attn: Joseph Macaluso; or
●	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For,” “Abstain” and “Against” votes, and broker non-votes. Abstentions will not be counted as votes for any matter.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	as necessary to meet applicable legal requirements;
●	to allow for the tabulation and certification of votes; and
●	to facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K filed after the Annual Meeting.

CORPORATE GOVERNANCE

Board of Directors

Members of Our Board of Directors

Set forth below are the names of and certain biographical information about each member of our Board of Directors. The information presented includes each director’s principal occupation and business experience for the past five years and the names of other public companies of which he or she has served as a director during the past five years.

The Board of Directors, upon the recommendation of our Nominating and Corporate Governance Committee, has nominated: Mark Meller, Stanley Wunderlich, Kenneth Edwards, and John Schachtel for election as directors, each to hold office until their successors are elected and qualified or until their earlier resignation or removal.

Name	Age	Position with the Company/Independence	New Board Term Expires
Mark Meller	63	Chief Executive Officer, President and Chairman	2023
Kenneth Edwards	63	Independent/Chairman of Audit Committee	2023
Stanley Wunderlich	74	Independent/ Chairman of Nominating and Governance Committee	2023
John Schachtel	60	Independent/Chairman of Compensation Committee	2023

Board Diversity Matrix

The table below provides an enhanced disclosure regarding the diversity of the members and nominees of our Board of Directors. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of December 15, 2022)
Board Size:
Total Number of Directors	4
	Male	Female	Non-Binary	Gender Undisclosed
Part I: Gender Identity
Number of directors base on gender identity	4
Part II: Demographic Background
African American or Black	1
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	3
Two or More Race or Ethnicities
LGBTQ+
Did not Disclose Demographic Background

The following sets forth certain information about each of the director nominees:

Mark Meller, Chief Executive Officer, President, Director

Mr. Mark Meller has been the President and Director of the Company since September 15, 2003, and was further appointed Chief Executive Officer on September 1, 2004. He became Chairman of the Board on May 10, 2009. From September 2003 through January 2015, he was Chief Financial Officer of the Company. From October 2004 until February 2007, Mr. Meller was the President, Chief Executive Officer, Chief Financial Officer and Director of Deep Field Technologies, Inc. From December 15, 2004 until September 2009, Mr. Meller was the President, Chief Executive Officer, Chief Financial Officer and Director of MM2 Group, Inc. From August 29, 2005 until August 2006, Mr. Meller was the President, Chief Executive Officer and Chief Financial Officer of iVoice Technology, Inc. From 1988 until 2003, Mr. Meller was Chief Executive Officer of Bristol Townsend and Co., Inc., a New Jersey based consulting firm providing merger and acquisition advisory services to middle market companies. From 1986 to 1988, Mr. Meller was Vice President of Corporate Finance and General Counsel of Crown Capital Group, Inc, a New Jersey based consulting firm providing advisory services for middle market leveraged buy-outs (LBO’s). Prior to 1986, Mr. Meller was a financial consultant and practiced law in New York City. He is a member of the New York State Bar.

Mr. Meller has a B.A. from the State University of New York at Binghamton and a J.D. from the Boston University School of Law.

In evaluating Mr. Meller’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his experience in the industry and his knowledge of running and managing the Company.

Kenneth Edwards, Director

Mr. Edwards combines over 40 years of experience in the accounting and finance industry. Previously, he has been involved with a few certified public accounting firms as well as companies in various other industries holding positions including Partner, Managing Director, Chief Financial Officer and Senior Vice-President of Finance. Ken currently serves as Chief Financial Officer of Edison Learning, Inc., an Education Management Company. Ken joined Edison Learning, Inc. in September 2017. From July 2016 to September 2017, he was Managing Director for CFO Strategies, LLC, a company involved in outsourced CFO and Controller services. From July 1981 to July 1993 and from October 2000 to June 2016, he was with several public accounting firms (Coopers & Lybrand, BDO Seidman, Edwards & Company and Cohn Reznick) in various roles until his retirement from Cohn Reznick as an Audit Partner in June 2016. During the period from July 1993 to July 1997, he served as Senior Vice President of Finance for Home State Holdings, Inc., an insurance holding company that focused on property and casualty insurance, and from July 1997 to September 2000 as Chief Financial Officer for Menu Direct, Inc. a specialty food manufacturer. Ken is currently a member of the Advisory Board of Robert Wood Johnson University Hospital, located at Somerset New Jersey. He previously served as a Director and Treasurer for the Urban League of Morris Country and as a Director and Chairperson for the Hope Chest Scholarship Foundation. He has an undergraduate accounting degree from Goshen College.

The Board believes that Mr. Edwards’ extensive experience as a CPA makes him well-qualified to help guide the Audit Committee of the Board. The Board has determined that Mr. Edwards meets the current independence and experience requirements contained in the listing standards of The Nasdaq Capital Markets and is an audit committee financial expert as defined in Securities and Exchange Commission regulations.

Stanley Wunderlich, Director

Mr. Stanley Wunderlich has been a member of the Board since July 2011. Mr. Wunderlich has over 40 years of experience on Wall Street as a business owner and consultant. Mr. Wunderlich is a founding partner and has been Chairman and Chief Executive Officer of Consulting for Strategic Growth 1, Ltd., specializing in investor and media relations and the formation of capital for early-growth stage companies both domestic and international, from 2000 through the present.

Mr. Wunderlich has a Bachelor’s degree from Brooklyn College.

In evaluating Mr. Wunderlich’s experience, qualifications, attributes and skills in connection with his appointment to our Board, we took into account his experience in finance and investor relations.

John Schachtel, Director

On March 27, 2017, Mr. Schachtel was appointed to the Board. Mr. Schachtel since May, 2017 I has been the EVP and Chief Operating Officer of Regional Management Corporation (NYSE: RM). Prior to that he was Chief Operating Officer of One Main Financial Holdings, Inc. As Chief Operating Officer of One Main Financial Holdings, Inc., Mr. Schachtel’s responsibilities included oversight of sales and field operations, marketing, and centralized collections. Prior to assuming the Chief Operating Officer role, Mr. Schachtel served 11 years as the Executive Vice President, Northeast & Midwest Division for One Main Financial Holdings, Inc. He holds a Bachelor of Science degree from Northwestern University and an MBA in Finance from New York University.

Board Determination of Independence

Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be composed of independent directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Under Rule 5605(a)(2) of the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of our current directors, with the exception of Mark Meller, is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules. Our Board of Directors also determined that Kenneth Edwards, Stanley Wunderlich, and John Schachtel who currently constitute our Audit Committee, and Compensation Committee, and Nominating Committee satisfy the independence and other qualification standards for such committees established by the SEC and the Nasdaq Listing Rules, as applicable. In making such determinations, our Board of Directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten (10) years:

●	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●

Had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●

Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan or insurance activities, or to be associated with persons engaged in any such activity;

●

Been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated;

●

Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●

Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

Board Committees

Our Board of Directors has three (3) standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee has a charter, which is available on our website at www.silversuntech.com. Information contained on our website is not incorporated herein by reference. Each of the board committees has the composition and responsibilities described below. The members of these committees are:

Current Committee Composition

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Kenneth Edwards*	Stanley Wunderlich	Kenneth Edwards
Stanley Wunderlich	John Schachtel*	Stanley Wunderlich*
John Schachtel		John Schachtel

* Denotes Chairman of committee.

Committee Composition after the Annual Meeting†

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Kenneth Edwards *	Stanley Wunderlich	Kenneth Edwards
Stanley Wunderlich	John Schachtel*	Stanley Wunderlich*
John Schachtel		John Schachtel

†Assumes the election of Kenneth Edwards, Stanley Wunderlich and John Schachtel, who have each been serving their respective capacities since joining the Board.

* Denotes Chairman of committee subject to election to the Board at the Annual Meeting.

Audit Committee

We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Audit Committee are currently Kenneth Edwards, Stanley Wunderlich and John Schachtel. The Board has selected Kenneth Edwards, Stanley Wunderlich and John Schachtel to serve on the Audit Committee, subject to their election to the Board. Mr. Kenneth Edwards will serve as Chairman of the Audit Committee. Each of the current and newly appointed Audit Committee members is “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules. Our Board of Directors has determined that Mr. Kenneth Edwards qualifies as an “audit committee financial expert,” as defined by applicable rules of the SEC.

The Audit Committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of the Audit Committee include, but are not limited to:

●	selecting and recommending to the Board the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

●	approving the fees to be paid to the independent registered public accounting firm;

●	helping to ensure the independence of the independent registered public accounting firm;

●	overseeing the integrity of our financial statements;

●	preparing an audit committee report as required by the SEC to be included in our annual proxy statement;

●	resolving any disagreements between management and the auditors regarding financial reporting;

●	reviewing with management and the independent auditors any correspondence with regulators and any published reports that raise material issues regarding the Company’s accounting policies;

●	reviewing and approving all related party transactions; and

●	overseeing compliance with legal and regulatory requirements.

The Audit Committee was formed in 2017 in connection with the Company’s uplist to the NASDAQ Capital Market. The Company’s Board were involved in reviewing the Company’s financial statements and auditor’s comments as well.

Compensation Committee

The Compensation Committee was formed on March 27, 2017. The members of our Compensation Committee are currently Stanley Wunderlich and John Schachtel. The Board has selected Stanley Wunderlich and John Schachtel to serve on the Compensation Committee. Mr. Schachtel serves as Chairman of the Compensation Committee. Each of the current members appointed to the Compensation Committee is “independent” within the meaning of the NASDAQ Stock Market Rules. In addition, each current member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board in the discharge of its responsibilities relating to the compensation of the Board and our executive officers.

The Compensation Committee’s compensation-related responsibilities include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;

●	reviewing, approving and recommending to our board of directors on an annual basis the evaluation process and compensation structure for our other executive officers;

●

determining the need for an the appropriateness of employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or board of directors;

●	providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;

●

reviewing our incentive compensation and other equity-based plans and recommending changes in such plans to our board of directors as needed, and exercising all the authority of our board of directors with respect to the administration of such plans;

●	reviewing and recommending to our board of directors the compensation of independent directors, including incentive and equity-based compensation; and

●	selecting, retaining and terminating such compensation consultants, outside counsel or other advisors as it deems necessary or appropriate.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee was formed on March 27, 2017. The members of our Nominating and Corporate Governance Committee are currently Kenneth Edwards, Stanley Wunderlich and John Schachtel. Mr. Wunderlich would continue to serve as Chairman of the Nominating and Corporate Governance Committee. Each of the current and newly appointed Nominating and Corporate Governance Committee members is “independent” within the meaning of the NASDAQ Stock Market Rules. The purpose of the Nominating and Corporate Governance Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the board.

The Nominating and Corporate Governance Committee’s responsibilities include:

●	recommending to the Board nominees for election as directors at any meeting of shareholders and nominees to fill vacancies on the Board;

●	considering candidates proposed by shareholders in accordance with the requirements in the Committee charter;

●	overseeing the administration of the Company’s Code of Ethics;

●	reviewing with the entire Board, on an annual basis, the requisite skills and criteria for Board candidates and the composition of the Board as a whole;

●	the authority to retain search firms to assist in identifying board candidates, approve the terms of the search firm’s engagement and cause the Company to pay the engaged search firm’s engagement fee;

●	recommending to the Board on an annual basis the directors to be appointed to each committee of the Board;

●	overseeing an annual self-evaluation of the Board and its committees to determine whether it and its committees are functioning effectively; and

●	developing and recommending to the Board a set of corporate governance guidelines applicable to the Company.

The Nominating and Corporate Governance Committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The Nominating and Corporate Governance Committee is authorized to retain independent legal and other advisors, and conduct or authorize investigations into any matter within the scope of its duties.

During the year ended December 31, 2021, the Board held four meetings, the Audit Committee held four meetings, the Compensation Committee held no meetings, and the Nominating Committee held one meeting.

There were no directors (who were incumbent at the time), who attended fewer than 75 percent of the aggregate total number of Board meetings and meetings of the Board committees of which the director was a member during the applicable period.

With respect to our audit committee, compensation committee and a nominating and corporate governance committees, each has its own charter, which is available   on our website at www.silversuntech.com. Each of the Board committees has the composition and responsibilities described below.

Members will serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our Board members as well as a particular nominee’s contributions to that mix. Our Board believes that diversity promotes a variety of ideas, judgments and considerations to the benefit of our Company and stockholders. Although there are many other factors, the Board primarily focuses on public company board experience, knowledge of the healthcare and telehealth industry, or background in finance or technology, and experience operating growing businesses.

Code of Ethics

The Board has adopted a Code of Business Ethics and Conduct (the “Code of Conduct”) which constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable NASDAQ rules. We require all employees, directors and officers, including our principal executive officer and principal financial officer, to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that these individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity. The Code of Conduct is available on our website at www.silversuntech.com. The Company will post any amendments to the Code of Conduct, as well as any waivers that are required to be disclosed by the rules of the SEC on such website. Information contained on our website is not a part of, and is not incorporated into, this proxy statement, and the inclusion of our website address in this proxy statement is an inactive textual reference only.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2021, including those reports that we have filed on behalf of our directors and Section 16 officers, other than for a Form 4 filed by Stanley Wunderlich, no director, Section 16 officer, beneficial owner of more than 10% of the outstanding common stock, or any other person subject to Section 16 of the Exchange Act, failed to file with the SEC on a timely basis during the fiscal year ended December 31, 2021.

Communication with our Board

Although the Company does not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by writing to us at SilverSun Technologies, Inc., 120 Eagle Rock Avenue, East Hanover, New Jersey 07936, Attention: Joseph Macaluso. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers:

Name	Age	Position
Mark Meller	63	President, Chief Executive Officer and Director, Chairman
Joseph Macaluso	71	Chief Financial Officer

In addition to the biographical information for Mark Meller, which is set forth above under “Board of Directors-Members of Our Board of Directors,” set forth below is certain biographical information about our other executive officer. Our executive officers are elected by, and serve at the discretion of, our Board of Directors.

Joseph Macaluso - Chief Financial Officer

Joseph Macaluso has over 30 years of experience in financial management. Mr. Macaluso has served as Chairman of the Audit Committee and a Director of the Company since 2015 before becoming its Chief Financial Officer on January 4, 2021. Mr. Macaluso has been the Principal Accounting Officer of Tel-Instrument Electronics Corp., a developer and manufacturer of avionics test equipment for both the commercial and military markets since 2002. Previously, he had been involved in companies in the medical device and technology industries holding positions including Chief Financial Officer, Treasurer and Controller.

Mr. Macaluso has a Bachelor of Science degree in Accounting from Fairfield University.

EXECUTIVE COMPENSATION

Item 11. Executive Compensation

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the years ended December 31, 2021 and 2020.

Name and Position(s)	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
Mark Meller	2021	$936,238	$-	$-	$-	$-	$-	$-	$936,238
President, Chief Executive Officer, and Director	2020	$885,758	$-	$-	$-	$-	$-	$-	$885,758

Joseph Macaluso,	2021	$237,085	$37,347	$-	$89,062	$-	$-	$-	$363,494
Chief Financial Officer (1)	2020	$-	$-	$-	$-	$-	$-	$-	$-

Christine Dye,	2021	$-	$-	$-	$-	$-	$-	$-	$-
Chief Financial Officer (2)	2020	$218,500	$80,400	$-	$-	$-	$-	$-	$298,900

(1)

On January 4, 2021, the Board of Directors of SilverSun Technologies, Inc. appointed Mr. Joseph Macaluso as Chief Financial Officer of the Company (the “CFO Appointment”). Concurrently, Mr. Joseph Macaluso submitted his resignation from his positions as a member of the Board and Chairman of the Audit Committee of the Company.

(2)

Effective November 13, 2020, Christine Dye resigned from her position as Chief Financial Officer of the Company. To facilitate a transition of her duties, the Company and Ms. Dye entered into a Separation Agreement, effective as of October 13, 2020 (the “Separation Agreement”). Pursuant to the Separation Agreement, Ms. Dye’s employment with the Company ended on November 13, 2020 and Ms. Dye received separation payments in an aggregate gross amount of $47,400. During 2020, Ms. Dye earned salary of $218,500 and a bonus of $80,400 for total compensation of $298,900.

Named Executive Officer Employment Agreements

Mark Meller, Chief Executive Officer

The Company’s Chief Executive Officer and President has had an Employment Agreement with the Company since September 15, 2003. On February 4, 2016 (the “Effective Date”), the Company entered into an amended and restated employment agreement (the “Meller Employment Agreement”) with Mark Meller, pursuant to which Mr. Meller will continue to serve as the Company’s President and Chief Executive Officer.

The Meller Employment Agreement was entered into by the Company and Mr. Meller primarily to extend the term of Mr. Meller’s employment.  The term of the Meller Employment Agreement runs through September of 2023 (the “Term”) and shall automatically renew for additional periods of one year unless otherwise terminated in accordance with the employment agreement.  The Company will pay Mr. Meller an annual salary of $565,000 per annum, with a ten percent (10%) increase on September 1 and every anniversary of such date for the duration of the Term beginning September 15, 2003. On November 11, 2021, the Company and Mark Meller executed an amendment to Mr. Meller’s employment agreement to extend his term of employment through September 14, 2028. Other than the foregoing extension, the terms of Mr. Meller’s employment agreement remain unchanged.

Potential Payments upon Termination or Change in Control

The Meller Employment Agreement provides for a severance payment to Mr. Meller of three hundred percent (300%), less $100,000 of his gross income for services rendered to the Company in each of the five prior calendar years should his employment be terminated following a change in control (as defined in the Meller Employment Agreement). Mr. Meller has agreed to waive such change in control payments in connection with the closing of the Merger Agreement and the Transactions contemplated therein.

Joseph Macaluso, Chief Financial Officer

In connection with the CFO Appointment, Mr. Macaluso entered into an offer letter (the “Offer Letter”) with the Company. Pursuant to the Offer Letter, Mr. Macaluso is to receive a base salary at the annual rate of Two Hundred Fifteen Thousand Dollars ($215,000) and a one-time cash sign on bonus in the amount of Thirty Thousand Dollars ($30,000). Mr. Macaluso is eligible for a discretionary bonus of up to Twenty percent (20%) of the Annual Rate. Pursuant to the Offer Letter, Mr. Macaluso’s employment with the Company is at-will and it may be terminated with or without cause.

Grants of Plan-based Awards Table for Fiscal Year 2021

The following table sets forth information on stock options granted during or for the 2021 fiscal year to our named executive officers:

Name	Approval Date	Grant Date	Number of Shares of Stock (#)	Exercise of Option Awards ($/Share)	Grant Date Value of Options
Joseph Macaluso	3/29/2021	3/29/2021	8,370	$6.53	$40,913
	10/14/2021	10/14/2021	11,630	$5.90	$48,149

Outstanding Equity Awards at Fiscal Year-End 2021

The following table sets forth the outstanding stock option grants held by named executive officers at the end of the 2021 fiscal year. The option exercise price set forth in the table is based on the closing market price on the date of grant.

Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Joseph Macaluso	-0-	8,370	$6.53	3/29/2026
Joseph Macaluso	11,630	-0-	$5.90	10/14/2026

Director Compensation

The following Director Compensation Table sets forth the compensation of our directors for the fiscal year ending on December 31, 2021.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stanley Wunderlich	12,000	-	82,802	-	-	-	94,802

Kenneth Edwards (1) (2)	20,000	-	82,802	-	-	-	102,802

John Schachtel	18,000	-	82,802	-	-	-	102,802

(1)

On January 4, 2021, the Board of Directors (the “Board”) of SilverSun Technologies, Inc. (the “Company”) appointed Mr. Joseph Macaluso as Chief Financial Officer of the Company (the “CFO Appointment”). Concurrently, Mr. Joseph Macaluso submitted his resignation from his positions as a member of the Board and Chairman of the Audit Committee of the Company, Mr. Macaluso did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(2)

On January 4, 2021, in connection with the Resignation of Mr. Macaluso, the Board appointed Mr. Kenneth E. Edwards Sr. as a member of the Board and Chairman of the Audit Committee. Mr. Edwards will be paid $1,667 per month, payable quarterly for his service as a member of the board and as Chairman of the Audit Committee.

We pay only our independent directors for their service on our board of directors. Mr. Wunderlich is paid $1,000 per month, payable quarterly for his service as a member of the board and as Chairman of the Nominating and Governance Committee. Mr. Edwards was paid $1,667 per month, payable quarterly for his service as a member of the board and as Chairman of the Audit Committee. Mr. Schachtel is paid $1,500 per month, payable quarterly for his service as a member of the board and as Chairman of the Compensation Committee.

Director Agreements

On July 26, 2011, we entered into a director agreement with Stanley Wunderlich, pursuant to which Mr. Wunderlich was appointed to the Board effective July 26, 2011. On August 3, 2011 the Company entered into an amended and restated director agreement (the “Amended Agreement”). The term of the Amended Agreement is one year from August 3, 2011. The Amended Agreement may, at the option of the Board, be automatically renewed on such date that Mr. Wunderlich is re-elected to the Board. In connection with a recapitalization of the Company in 2012, Mr. Wunderlich and the Company agreed to amend the Amended Director Agreement to (i) change the Stipend to $1,000 per month, payable quarterly; (ii) to forego the issuance of any warrants due to Wunderlich under the Amended Agreement; and (iii) to cancel the future issuance of any warrants due to Mr. Wunderlich under the Amended Agreement. To date no warrants have been issued pursuant to this agreement.

On March 27, 2017, we entered into a director agreement (“Schachtel Director Agreement”) with John Schachtel, pursuant to which Mr. Schachtel was appointed to the Board effective March 27, 2017 (the “Effective Date”). The Schachtel Director Agreement may, at the option of the Board, be automatically renewed on such date that Mr. Schachtel is re-elected to the Board. Under the Schachtel Director Agreement, Mr. Schachtel is to be paid a stipend of one thousand five hundred dollars ($1,500) (the “Stipend”) per month, payable quarterly. Additionally, Mr. Schachtel shall receive warrants (the “Warrants”) to purchase such number of shares of the Company’s Common Stock, as shall equal (the “Formula”) (A) $20,000 divided by (B) the closing price of the Common Stock on the date of grant of the Warrant.  The exercise price of the Warrant shall be the closing price on the date of the grant of such Warrant (the “Grant Date”) plus $0.01. The Warrant shall be fully vested upon receipt thereof (the “Vesting Date”).

On January 4, 2021, we entered into a director agreement (“Edwards Director Agreement”) with Kenneth Edwards, pursuant to which Mr. Edwards was appointed to the Board effective January 4, 2021 (the “Effective Date”). The Edwards Director Agreement may, at the option of the Board, be automatically renewed on such date that Mr. Edwards is re-elected to the Board. Under the Edwards Director Agreement, Mr. Edwards is to be paid a stipend of $5,000 (the “Stipend”) payable quarterly.

OWNERSHIP OF COMMON STOCK

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of October 17, 2022 by (a) each stockholder who is known to us to own beneficially 5% or more of our outstanding Common Stock; (b) all directors; (c) our executive officers, and (d) all executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of Common Stock.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of October 17, 2022. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of October 17, 2022 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors and officers is c/o SilverSun Technologies, Inc. at 120 Eagle Rock Ave, Suite 330, East Hanover, NJ 07936.

	Number of Shares of Common Stock Beneficially Owned		Percentage of Ownership of Common Stock (1)

Officers and Directors
Mark Meller Chief Executive Officer, President and Chairman	2,006,534	(2)	38.17%

Joseph Macaluso
Chief Financial Officer	15,815	(3)	*

Kenneth Edwards Director	20,000	(4)	*

Stanley Wunderlich Director	20,500	(5)	*

John Schachtel
Director	24,264	(6)	*

Officers and Directors as a Group	2,087,113	(7)	39.14%

Beneficial Shareholders

*         denotes less than 1%

(1)

Based on 5,256,177 shares of Common Stock outstanding as of March 25, 2022. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants but are not deemed outstanding for purposes of computing the percentage of any other person.

(2)	Includes 800,000 shares owned by Mr. Meller’s wife. Mr. Meller disclaims beneficial ownership of the shares owned by his wife.
(3)	Includes 15,815 shares subject to currently exercisable stock options owned by Mr. Macaluso.
(4)	Includes 20,000 shares subject to currently exercisable stock options owned by Mr. Edwards.
(5)	Includes 20,000 shares subject to currently exercisable stock options owned by Mr. Wunderlich.
(6)	Includes 20,000 shares subject to currently exercisable stock options and 4,988 stock warrants owned by Mr. Schachtel.
(7)	Includes 80,803 shares subject to currently exercisable stock options and warrants held by all executives and directors of the Company (including those individually named above).

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2021 with respect to compensation plans (including individual compensation arrangements) under which our common shares are authorized for issuance, aggregated as follows:

	All compensation plans previously approved by security holders; and All compensation plans not previously approved by security holders
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders	165,620	$6.26	868,440
Equity compensation plans not approved by security holders.	-	$-	-
Total	165,620	$6.26	868,440

2004 Stock Incentive Plan

The Company adopted the 2004 Stock Incentive as the amended Plan (the “2004 Plan”) in order to attract and retain qualified employees, directors, independent contractors or agents of the Company.  The 2004 Plan terminated on September 29, 2014; options granted before that date were not affected by plan termination. At December 31, 2020 and 2019, -0- and 26,280 options remained outstanding under the 2004 Plan, respectively.

2019 Equity and Incentive Plan

The Company adopted the 2019 Equity and Incentive Plan (the “2019 Plan”) to order provide long-term incentives for employees and non-employees to contribute to the growth of the Company and attain specific performance goals. The 675,000 shares available under the 2019 Plan represent approximately 13% of the Company’s 5,136,177 currently outstanding shares (the “Share Reserve”). The Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2020 and ending on (and including) January 1, 2029, in an amount equal to 180,030 shares (which is the equivalent of 4.0% of the 4,500,755 shares of common stock outstanding as of September 30, 2019).

Certain Relationships and Related Transactions

As of December 31, 2020, long-term convertible debt issued in conjunction with various acquisitions are considered related party liabilities as holders are current employees of the Company. In February 2021, the outstanding balances of the loans were converted into common stock of the Company. As of December 31, 2021 and December 31, 2020, the outstanding balance for the long-term convertible debt was $-0- and $717,482, respectively.

At December 31, 2021 and December 31, 2020, certain long-term debt is considered related party liabilities holders, including Prairie Tech and Partners in Technology, are current employees of the Company. As of December 31, 2021 and December 31, 2020, the outstanding balances of this debt were $211,642 and $374,040, respectively.

The Company leased its Seattle, WA office space from Mary Abdian, an employee of SWK.  The lease which expires on September 30, 2018, was terminated by mutual consent on May 31, 2019, and the lease continued on a month-to-month basis with a monthly rent of approximately $2,066. The Company ended the lease on May 31, 2020. Total rent paid for in 2020 under this lease was $10,195.

AUDIT-RELATED MATTERS

Audit Committee Report

The Audit Committee of the Board of Directors is comprised of independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is reviewed and updated as needed per applicable rules of the SEC and The Nasdaq Stock Market.

The Audit Committee serves in an oversight capacity. Management is responsible for the Company’s internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s financial statements per the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon. The Audit Committee’s primary responsibility is to monitor and oversee these processes and to select and retain the Company’s independent auditors. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the Company’s audited financial statements and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies, and the clarity of disclosures in the audited financial statements prior to issuance.

The Audit Committee reviewed and discussed the audited financial statements as of and for the year ended December 31, 2021, with the Company’s independent auditors, Friedman LLP (“Friedman”), and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies and the clarity of disclosures in the audited financial statements prior to issuance. The Audit Committee discussed with Friedman the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from Friedman required by the applicable requirements of the PCAOB regarding independent auditor communications with the Audit Committee concerning independence and has discussed with Friedman.

Based on the review and discussions with our independent registered public accounting firm, Friedman LLP, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE:

Kenneth Edwards – Chairman of the Committee

Stanley Wunderlich

John Schachtel

Audit Fees and Services

The following table sets forth fees billed to the Company by the Company’s independent auditors for (i) services rendered for the audit of the Company’s annual financial statements and the review of the Company’s quarterly financial statements, (ii) services rendered that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported as Audit Fees, and (iii) services rendered in connection with tax preparation, compliance, advice and assistance.

Services	2021	2020
Audit Fees	$147,077	$106,281

Audit - Related Fees	-	53,694

Tax fees	$35,896	56,823

All Other Fees	-	-

Total	$182,973	$216,798

Prior to engaging our accountants to perform a particular service, our Audit Committee obtains an estimate for the service to be performed. All the services described above were approved by the Audit Committee in accordance with its procedures.

MATTERS TO BE VOTED ON

The Company’s Board of Directors is currently comprised of four authorized directors. A total of four directors will be elected at the Annual Meeting to serve until the next annual meeting of shareholders to be held in 2023, or until their successors are duly elected and qualified. Of the Board members whose term expires at the Annual Meeting, Mark Meller, Kenneth Edwards, John Schachtel and Stanley Wunderlich are all standing for reelection. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

PROPOSAL 1: ELECTION OF FOUR (4) DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL HAVE BEEN DULY ELECTED AND QUALIFIED, SUBJECT TO THE TERMS OF THE MERGER AGREEMENT

NOMINEES FOR ELECTION AS DIRECTOR

Nominees

The persons nominated as directors are as follows:

Name	Age	Position with the Company/Independence	New Board Term Expires
Mark Meller	63	Chief Executive Officer, President and Chairman	2023
Kenneth Edwards	63	Independent/Chairman of Audit Committee	2023
Stanley Wunderlich	74	Independent/ Chairman of Nominating and Governance Committee	2023
John Schachtel	60	Independent/Chairman of Compensation Committee	2023

The following sets forth certain information about each of the director nominees:

Mark Meller, Chief Executive Officer, President, Director

Mr. Mark Meller has been the President and Director of the Company since September 15, 2003, and was further appointed Chief Executive Officer on September 1, 2004. He became Chairman of the Board on May 10, 2009. From September 2003 through January 2015, he was Chief Financial Officer of the Company. From October 2004 until February 2007, Mr. Meller was the President, Chief Executive Officer, Chief Financial Officer and Director of Deep Field Technologies, Inc. From December 15, 2004 until September 2009, Mr. Meller was the President, Chief Executive Officer, Chief Financial Officer and Director of MM2 Group, Inc. From August 29, 2005 until August 2006, Mr. Meller was the President, Chief Executive Officer and Chief Financial Officer of iVoice Technology, Inc. From 1988 until 2003, Mr. Meller was Chief Executive Officer of Bristol Townsend and Co., Inc., a New Jersey based consulting firm providing merger and acquisition advisory services to middle market companies. From 1986 to 1988, Mr. Meller was Vice President of Corporate Finance and General Counsel of Crown Capital Group, Inc, a New Jersey based consulting firm providing advisory services for middle market leveraged buy-outs (LBO’s). Prior to 1986, Mr. Meller was a financial consultant and practiced law in New York City. He is a member of the New York State Bar.

Mr. Meller has a B.A. from the State University of New York at Binghamton and a J.D. from the Boston University School of Law.

In evaluating Mr. Meller’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his experience in the industry and his knowledge of running and managing the Company.

Kenneth Edwards, Director

Mr. Edwards combines over 40 years of experience in the accounting and finance industry. Previously, he has been involved with a few certified public accounting firms as well as companies in various other industries holding positions including Partner, Managing Director, Chief Financial Officer and Senior Vice-President of Finance. Ken currently serves as Chief Financial Officer of Edison Learning, Inc., an Education Management Company. Ken joined Edison Learning, Inc. in September 2017. From July 2016 to September 2017, he was Managing Director for CFO Strategies, LLC, a company involved in outsourced CFO and Controller services. From July 1981 to July 1993 and from October 2000 to June 2016, he was with several public accounting firms (Coopers & Lybrand, BDO Seidman, Edwards & Company and Cohn Reznick) in various roles until his retirement from Cohn Reznick as an Audit Partner in June 2016. During the period from July 1993 to July 1997, he served as Senior Vice President of Finance for Home State Holdings, Inc., an insurance holding company that focused on property and casualty insurance, and from July 1997 to September 2000 as Chief Financial Officer for Menu Direct, Inc. a specialty food manufacturer. Ken is currently a member of the Advisory Board of Robert Wood Johnson University Hospital, located at Somerset New Jersey. He previously served as a Director and Treasurer for the Urban League of Morris Country and as a Director and Chairperson for the Hope Chest Scholarship Foundation. He has an undergraduate accounting degree from Goshen College.

The Board believes that Mr. Edwards’ extensive experience as a CPA makes him well-qualified to help guide the Audit Committee of the Board. The Board has determined that Mr. Edwards meets the current independence and experience requirements contained in the listing standards of The Nasdaq Capital Markets and is an audit committee financial expert as defined in Securities and Exchange Commission regulations.

Stanley Wunderlich, Director

Mr. Stanley Wunderlich has been a member of the Board since July 2011. Mr. Wunderlich has over 40 years of experience on Wall Street as a business owner and consultant. Mr. Wunderlich is a founding partner and has been Chairman and Chief Executive Officer of Consulting for Strategic Growth 1, Ltd., specializing in investor and media relations and the formation of capital for early-growth stage companies both domestic and international, from 2000 through the present.

Mr. Wunderlich has a Bachelor’s degree from Brooklyn College.

In evaluating Mr. Wunderlich’s experience, qualifications, attributes and skills in connection with his appointment to our Board, we took into account his experience in finance and investor relations.

John Schachtel, Director

On March 27, 2017, Mr. Schachtel was appointed to the Board. Before joining the Board, Mr. Schachtel was the Chief Operating Officer of OneMain Financial Holdings, Inc. As Chief Operating Officer of OneMain Financial Holdings, Inc., Mr. Schachtel’s responsibilities included oversight of sales and field operations, marketing, and centralized collections. Prior to assuming the Chief Operating Officer role, Mr. Schachtel served 11 years as the Executive Vice President, Northeast & Midwest Division for OneMain Financial Holdings, Inc. He holds a Bachelor of Science degree from Northwestern University and an MBA in Finance from New York University.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the four (4) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the four (4) director nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF (I) MARK MELLER, (II) KENNETH EDWARDS, (III) STANLEY WUNDERLICH AND (IV) JOHN SCHACHTEL AS DIRECTORS.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

After soliciting bids and interviewing several leading accounting firms, the Board has appointed Marcum LLP (“Marcum”), as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending December 31, 2022. The Board seeks an indication from shareholders of their approval or disapproval of the appointment.

Marcum will audit our consolidated financial statements for the fiscal year ended December 31, 2022. We anticipate that a representative of Marcum will be present by telephone at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Our consolidated financial statements for the fiscal years ended December 31, 2021 were audited by Marcum.

In the event shareholders fail to ratify the appointment of Marcum, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The following table sets forth fees billed to the Company by the Company’s independent auditors for (i) services rendered for the audit of the Company’s annual financial statements and the review of the Company’s quarterly financial statements, (ii) services rendered that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported as Audit Fees, and (iii) services rendered in connection with tax preparation, compliance, advice and assistance.

Services	2021	2020
Audit Fees	$147,077	$106,281

Audit - Related Fees	-	53,694

Tax fees	35,896	56,823

All Other Fees (a)	-	-

Total	$182,973	$216,798

(a)  All other fees include fees primarily for services primarily related to assistance with document reviews and assistance with revenue agent examination.

Prior to engaging our accountants to perform a particular service, our Audit Committee obtains an estimate for the service to be performed. All of the services described above were approved by the Audit Committee in accordance with its procedures.

Audit Committee Pre-Approval Policies and Procedures

The Company’s Audit Committee has adopted policies and procedures that shall require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent accounting firms. At the beginning of each year, the Audit Committee shall approve the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

The affirmative vote of the holders of a majority of the Company’s Common Stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MARCUM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

OTHER MATTERS

Our Board of Directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

FUTURE SHAREHOLDER PROPOSALS

The Board has not yet determined the date on which the next Annual Meeting of shareholders will be held. Shareholders may submit proposals on matters appropriate for shareholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission. Any proposal which an eligible shareholder desires to have included in our proxy statement and presented at the next Annual Meeting of Shareholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any shareholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested. Notices should be directed to: SilverSun Technologies, Inc., 120 Eagle Rock Ave., Suite 330, East Hanover, NJ 07936, Attention: Chief Financial Officer.

Other deadlines apply to the submission of shareholder proposals for the next Annual Meeting that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to these shareholder proposals for the next Annual Meeting, a shareholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

Householding of Annual Meeting Materials

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our 2021 annual report to stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, to you if you write or call us at 120 Eagle Rock Avenue, East Hanover, NJ 07936, Attention: Chief Financial Officer, or by calling (973) 396-1720. If you would like to receive separate copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

*************

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card.

November 4, 2022	By Order of the Board of Directors,

/s/ Mark Meller
Mark Meller
Chairman

SILVERSUN TECHNOLOGIES, INC. 120 EAGLE ROCK AVENUE, SUITE 330 EAST HANOVER, NEW JERSEY 07936 UNITED STATES

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 12/14/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 12/14/2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. To elect four (4) directors to hold office for a one year term and until each of their successors are elected and qualified;

Nominees
	For	Against	Abstain

1a. Mark Meller	☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

1b. Kenneth Edwards	☐	☐	☐

1c. Stanley Wunderlich	☐	☐	☐

1d. John Schachtel	☐	☐	☐

The Board of Directors recommends you vote FOR
the following proposal:	For	Against	Abstain

2. To ratify the appointment of Marcum LLP as our independent certified public accounting firm for the fiscal year ending December 31, 2022;	☐	☐	☐

	Yes	No

Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Form 10-K are available at www.proxyvote.com

SILVERSUN TECHNOLOGIES, INC.

Annual Meeting of Shareholders

Thursday, December 15 , 2022 10:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Mark Meller, Chief Executive Officer of SilverSun Technologies, Inc., as Proxy with full power of substitution to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on December 15, 2022, at 10:00 A.M. EST at 120 Eagle Rock Avenue, East Hanover, NJ 07936 or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side